UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2008
AMDL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2492 Walnut Avenue, Suite 100, Tustin, California 92780

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 739-5696
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT.
ITEM 5.01 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 5, 2008, we appointed Akio Ariura as our Chief Operating Officer. Mr. Ariura has served as our Chief Financial Officer since August 16, 2006, and as our Secretary since June 26, 2007, and continues to serve in those capacities.
     On November 6, 2008, we issued a press release announcing Mr. Ariura’s appointment as our Chief Operating Officer. The press release has been attached to this Current Report as Exhibit 99.3.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

99.3*	Press Release, dated November 6, 2008, announcing the appointment of Akio Ariura as our Chief Operating Officer.

*	filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2008	AMDL, Inc.
	By:	/S/ DOUGLAS C. MACLELLAN
Douglas C. MacLellan, Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.3	Press Release, dated November 6, 2008, announcing the appointment of Akio Ariura as our Chief Operating Officer.